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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  MAY 11, 1995
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                Date of report (Date of earliest event reported)



                             THE ALPINE GROUP, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                  1-9078                 22-1620387
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       (State or other       Commission File Number      (I.R.S. Employer
        jurisdiction of                               Identification Number)
        incorporation)



              1790 BROADWAY, NEW YORK, NEW YORK         10019-1412
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             (Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code   (212) 757-3333


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          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

          The Alpine Group, Inc. (the "Company") acquired from Alcatel NA Cable Systems, Inc. and Alcatel Canada Wire, Inc. (collectively, "Alcatel") certain operations in Canada and the United States used in the manufacture of copper telecommunications wire and cable products (the "Alcatel Business") on May 11, 1995 for a purchase price of approximately $103,000,000 subject to certain post-closing adjustments, of which $93,000,000 was paid at closing. Alpine combined the Alcatel Business with the existing operations of its wholly-owned subsidiary, Superior Teletec Inc. ("Superior"). In connection with the acquisition of the Alcatel Business Superior issued and sold to Nomura International Trust Company $85,000,000 principal amount of Variable Rate Senior Secured Guaranteed Extendible Revolving Notes, Series A, due
1997, and $55,000,000 principal amount of Senior Secured Guaranteed
Extendible Notes, due 1997.





ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (A) AND (B).   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED AND PRO
                         FORMA FINANCIAL INFORMATION.

          The Company will file the required financial statements for the Alcatel Business and the required pro forma financial information as soon as practicable, but not later than 60 days after the date that this report on Form 8-K must be filed.

          (C)  EXHIBITS.

          Exhibit 1 - Asset Purchase Agreement dated March 17, 1995, as amended, by and among Alcatel NA Cable Systems, Inc., Alcatel Canada Wire Inc., Superior Cable Corporation and Superior.

          Exhibit 2 - Amendment dated May 11, 1995 to the Asset Purchase Agreement.

          Exhibit 3 - Note Purchase Agreement dated May 10, 1995 by and among Superior, the Company, Superior Cable Corporation and Nomura International Trust Company.

          Exhibit 4 - Security Agreement dated May 11, 1995 by Superior and Nomura International Trust Company.

          Exhibit 5 - Pledge Agreement dated May 11, 1995 by the Company and Nomura International Trust Company.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE ALPINE GROUP, INC.



Date:  May 24, 1995                By  /s/ Bragi F. Schut
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                                       Bragi F. Schut
                                       Executive Vice President


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